UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

GeoPetro Resources Company

 (Exact name of registrant as specified in its charter)

California	001-16749	94-3214487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, Suite 700
San Francisco, CA  94111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 398-8186

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A (“Amendment No. 2”) amends and supplements the Current Report on Form 8-K filed by GeoPetro Resources Company (the “Company” or “GeoPetro”) on January 7, 2009, as amended on January 14, 2009, to include the financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K.  As previously reported on December 31, 2008, the Company completed the acquisition of a natural gas treatment plant and related gas gathering pipelines and facilities (collectively, the “Plant”) from Madisonville Gas Processing, LP (“MGP”), in exchange for assumption of secured debt, payment of certain outstanding payables of MGP and shares of GeoPetro’s common stock (“the Acquisition”).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

(1) Audited Financial Statements of MGP as of and for the years ended December 31, 2006 and 2007 as required by this Item 9.01(a) are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(2) Unaudited Condensed Financial Statements of MGP for the nine months ended September 30, 2008, as required by this Item 9.01(a) are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

 (b) Pro forma financial information:

(1) Unaudited condensed combined pro forma financial statements of GeoPetro for the year ended December 31, 2007 and for the nine months ended September 30, 2008, are incorporated herein as required by this Item 9.01(b) are included as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c) Shell company transactions:

None

(d) Exhibits:

Exhibit 99.1 Audited Financial Statements of MGP for the years ended December 31, 2006 and 2007.

Exhibit 99.2 Unaudited Condensed Financial Statements of MGP for the nine months ended September 30, 2008.

Exhibit 99.3 Unaudited Condensed Combined Balance Sheet of GeoPetro and MGP as of September 30, 2008 and Statements of Operations for the year ended December 31, 2007 and for the nine months ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPETRO RESOURCES COMPANY

Date: March 19, 2009	By:	/s/ Stuart J. Doshi
Stuart J. Doshi, President, Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Audited Financial Statements of MGP for the years ended December 31, 2006 and 2007.

Exhibit 99.2	Unaudited Condensed Financial Statements of MGP for the nine months ended September 30, 2008.

Exhibit 99.3

Unaudited Condensed Combined Balance Sheet of GeoPetro and MGP as of September 30, 2008 and Statements of Operations for the year ended December 31, 2007 and for the nine months ended September 30, 2008.